Digital Turbine Completes Acquisition of Mobile Posse
Strategic Acquisition Further Diversifies Mobile Platform and Creates Promising New Growth Opportunities via Synergistic Partnerships and Distribution Footprints
Fiscal Fourth Quarter Guidance Updated to Reflect Mobile Posse Contribution

Austin, TX - March 3, 2020 - Digital Turbine, Inc. (Nasdaq: APPS) announced today that it has completed the acquisition of Mobile Posse, Inc., a complementary mobile content discovery and advertising platform company.

“We are very excited to have completed the acquisition of Mobile Posse,” said Bill Stone, CEO of Digital Turbine. “Mobile Posse has a highly profitable business model with recurring revenue streams and an attractive margin structure. While we are certainly excited about the immediately accretive financial benefits of the acquisition, we are even more upbeat about the clear strategic benefits underlying the combination. Mobile Posse’s suite of highly-engaging content discovery products is a perfect complement to our core Digital Turbine platform offering. Working together, we will now look to leverage our respective product strengths and partner distribution avenues to continue to further differentiate our industry-leading, end-to-end mobile content delivery platform.”

For a more detailed summary of the Mobile Posse acquisition, please view the slide presentation now available on the Digital Turbine investor relations website at https://ir.digitalturbine.com/presentations.

Guidance Updated to Reflect Completion of Mobile Posse Acquisition

The Company has updated its guidance for the fiscal fourth quarter solely to reflect the expected impact of the Mobile Posse acquisition, which was completed on February 28, 2020:

	Previous Guidance (issued on 2/11/20)	Current Guidance
Revenue	$33.2 - 34.5 million	$37.6 - 39.2 million
Adjusted EBITDA[1]	$3.5 - 4.0 million	$4.5 - 5.0 million

It is not reasonably practicable to provide a business outlook for GAAP net income/(loss) from continuing operations because the Company cannot reasonably estimate the changes in the fair value of derivatives associated with outstanding warrants issued in connection with the September 2016 convertible notes offering and stock-based compensation expense, which are directly impacted by changes in the Company’s stock price or other items that are difficult to predict with precision.

Digital Turbine Completes Acquisition of Mobile Posse
March 3, 2020

Use of Non-GAAP Financial Measures

Digital Turbine uses Non-GAAP measures of certain components of financial performance. These Non-GAAP measures include Non-GAAP adjusted EBITDA.  Non-GAAP measures are provided to enhance investors’ overall understanding of the Company's current financial performance, prospects for the future and as a means to evaluate period-to-period comparisons. The Company believes that these Non-GAAP measures provide meaningful supplemental information regarding financial performance by excluding certain expenses and benefits that may not be indicative of recurring core business operating results. The Company believes Non-GAAP measures facilitate management's internal comparison of its financial performance to that of prior periods as well as trend analysis for budgeting and planning purposes. The presentation of Non-GAAP measures is not intended to be considered in isolation or as a substitute for, or superior to, financial information in accordance with GAAP.

1Non-GAAP adjusted EBITDA is calculated as GAAP net income/(loss) excluding the following cash and non-cash expenses: net interest income/(expense), foreign exchange transaction loss, income tax provision, depreciation and amortization, stock-based compensation expense, the change in fair value of derivatives associated with warrants issued in connection with the September 2016 convertible notes offering, other expense, and loss on extinguishment of debt. Readers are cautioned that Non-GAAP adjusted EBITDA should not be construed as an alternative to net income/(loss) determined in accordance with U.S. GAAP as an indicator of performance, which is the most comparable measure under GAAP.

About Digital Turbine, Inc.

Digital Turbine innovates at the convergence of media and mobile communications, connecting top mobile operators, OEMs and publishers with app developers and advertisers worldwide. Its comprehensive Mobile Delivery Platform powers frictionless user acquisition and engagement, operational efficiency and monetization opportunities. Digital Turbine’s technology platform has been adopted by more than 35 mobile operators and OEMs worldwide, and has delivered more than one billion app preloads for tens of thousands advertising campaigns. The company is headquartered in Austin, Texas, with global offices in Durham, Mumbai, San Francisco, Singapore and Tel Aviv. For additional information visit www.digitalturbine.com.

Forward-Looking Statements

This news release includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements in this news release that are not statements of historical fact and that concern future results from operations, financial position, economic conditions, product releases and any other statement that may be construed as a prediction of future performance or events, including financial projections and growth in various products are forward-looking statements that speak only as of the date made and which involve known and unknown risks, uncertainties and other factors which may, should one or more of these risks uncertainties or other factors

Digital Turbine Completes Acquisition of Mobile Posse
March 3, 2020

materialize, cause actual results to differ materially from those expressed or implied by such statements.

These factors and risks include:

•	risks associated with Ignite adoption among existing customers (including the impact of possible delays with major carrier and OEM partners in the roll out for mobile phones deploying Ignite)

•	actual mobile device sales and sell-through where Ignite is deployed is out of our control

•
risks associated with new privacy laws, such as the European Union’s GDPR and similar laws which may require changes to our development and user interface for certain functionality of our Ignite product

•	risks associated with the timing of Ignite software pushes to the embedded bases of carrier and OEM partners

•	risks associated with end user take rates of carrier and OEM software pushes which include Ignite

•	new customer adoption and time to revenue with new carrier and OEM partners is subject to delays and factors out of our control

•	risks associated with fluctuations in the number of Ignite slots across US carrier partners

•	required customization and technical integration which may slow down time to revenue notwithstanding the existence of a distribution agreement

•	risks associated with delays in major mobile phone launches, or the failure of such launches to achieve the scale

•	customer adoption that either we or the market may expect

•	the difficulty of extrapolating monthly demand to quarterly demand

•
the challenges, given the Company’s comparatively small size, to expand the combined Company's global reach, accelerate growth and create a scalable, low-capex business model that drives EBITDA (as well as Adjusted EBITDA)

•	ability as a smaller Company to manage international operations

•
varying and often unpredictable levels of orders; the challenges inherent in technology development necessary to maintain the Company's competitive advantage such as adherence to release schedules and the costs and time required for finalization and gaining market acceptance of new products

•	changes in economic conditions and market demand

•	rapid and complex changes occurring in the mobile marketplace

•	pricing and other activities by competitors

•
derivative and warrant liabilities on our balance sheet will fluctuate as our stock price moves and will also produce changes in our statement of operations; these fluctuations and changes might materially impact our reported GAAP financials in an adverse manner, particularly if our stock price were to rise

•
technology management risk as the Company needs to adapt to complex specifications of different carriers and the management of a complex technology platform given the Company's relatively limited resources

•	risks and uncertainties associated with the successful integration of the business of Mobile Posse

Digital Turbine Completes Acquisition of Mobile Posse
March 3, 2020

•	risks and uncertainties associated with realization of the anticipated benefits of the acquisition of Mobile Posse is not completed, and

•	other risks including those described from time to time in Digital Turbine's filings on Forms 10-K and 10-Q with the Securities and Exchange Commission (SEC), press releases and other communications.

You should not place undue reliance on these forward-looking statements.  The Company does not undertake to update forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Investor Relations Contacts:
Brian Bartholomew
Digital Turbine
brian.bartholomew@digitalturbine.com

SOURCE Digital Turbine, Inc.